UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

East Stone Acquisition Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39233	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Mall Road, Suite 330

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 202 9128

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, one Right and one Warrant	ESSCU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	ESSC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Ordinary Share	ESSCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share, each whole Ordinary Share exercisable for $11.50 per share	ESSCW	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25 filed on May 17, 2021 by East Stone Acquisition Corporation (the “Company”), on April 12, 2021, the staff (the “Staff”) of the Division of Corporation Finance of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (the “Staff Statement”). The Staff Statement, among other things, highlighted the potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company. As a result of the Staff Statement, the Company required additional time to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”).

On May 28, 2021, the Company received a notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) (the “Notice”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”) because it has not timely filed the Form 10-Q with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from Nasdaq.

Under Nasdaq rules, the Company has 60 calendar days from receipt of the Notice (which is May 28, 2021), or until July 27, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company's plan, then Nasdaq may grant an exception of up to 180 calendar days from the due date of the Form 10-Q (which is May 24, 2021), or until November 22, 2021, to regain compliance. However, there can be no assurance that Nasdaq will accept the Company's plan to regain compliance or that the Company will be able to regain compliance within any extension period granted by Nasdaq. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

As noted above, the Company is working diligently to complete its Form 10-Q. The Company intends to file the Form 10-Q as soon as practicable to regain compliance with the Nasdaq Listing Rule.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2021, the Board of Directors (the “Board”) of the Company approved a change in fiscal year end of the Company from June 30 to December 31. The Board’s decision to change the fiscal year end better aligns the Company's fiscal year with the planning cycles of the Company.

The fiscal year change is effective beginning with the Company’s 2020 fiscal year, which ended on December 31, 2020. Consequently, the Company will file an Annual Report on Form 10-KT for the six-month period ended December 31, 2020 to cover such transition period.

Item 8.01 Other Events.

On June 4, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Title
99.1	Press Release, dated June 4, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Stone Acquisition Corporation

Date: June 4, 2021	By:	/s/ Xiaoma (Sherman) Lu
		Name:	Xiaoma (Sherman) Lu
		Title:	Chief Executive Officer

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